UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2023

Date of Report (Date of earliest event reported)

                  Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 9.000% Non-Cumulative Preferred Stock, Series D	LNC PRD	New York Stock Exchange

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.  Results of Operations and Financial Condition

On May 2, 2023, Lincoln National Corporation (the “Company”) issued a press release announcing preliminary estimates for its first quarter 2023 results.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information, including Exhibit 99.1, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise expressly stated in such filing.

Item 7.01.  Regulation FD Disclosure.

On May 2, 2023, in the same press release described above under Item 2.02, the Company (together with its affiliates, “Lincoln”) announced the entry into a reinsurance agreement (the “Transaction”) with Fortitude Reinsurance Company Ltd. (“Fortitude Re”) and made available on its website a presentation to be used in connection with the Company’s conference call to discuss the Transaction. The Transaction is discussed below under Item 8.01. A copy of the press release and the presentation are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

The conference call to discuss the Transaction is being held on Tuesday, May 2, 2023, at 4:30 p.m. Eastern Time, and will be broadcast live through the Company website at www.lincolnfinancial.com/webcast. Please log on to the webcast at least 15 minutes prior to the start of the conference call to download and install any necessary streaming media software. A replay of the call will be available by 8:00 p.m. Eastern Time on May 2, 2023 at www.lincolnfinancial.com/webcast.

The information, including exhibits attached hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Item 8.01.  Other Events.

On May 2, 2023, Lincoln entered into a reinsurance agreement with Fortitude Re. Pursuant to the agreement, Lincoln will cede approximately $28 billion of in-force universal life with secondary guarantees (“ULSG”), MoneyGuard® and fixed annuity statutory reserves to Fortitude Re.

The Transaction is structured as a coinsurance treaty between Lincoln and Fortitude Re for the ULSG and fixed annuity blocks, and as coinsurance with funds withheld for the MoneyGuard block, with counterparty protections including a comfort trust established by Fortitude Re subject to investment guidelines to meet Lincoln’s risk management objectives. Fortitude Re is an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana. Under the terms of the reinsurance agreement, Lincoln will retain account administration and recordkeeping of the policies including claims management.

The transaction is subject to customary closing conditions, including regulatory approvals, and is anticipated to close in the second quarter of 2023 with an effective date of April 1, 2023.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are being furnished on this Form 8-K.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 2, 2023.

99.2	Block Reinsurance Transaction presentation, dated May 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Christopher Neczypor
Name:	Christopher Neczypor
Title:	Executive Vice President and Chief Financial Officer

Date:  May 2, 2023